[GRAPHIC OMITTED]



                                  Mutual Fund
                                           Semi-Annual Report
                                                    March 31, 2000



Mid Cap
Formerly BT Investment Capital Appreciation Fund



                                               [LOGO OMITTED]

Mid Cap
--------------------------------------------------------------------------------
TABLE OF CONTENTS

       LETTER TO SHAREHOLDERS                                      3

       MID CAP
              Statement of Assets and Liabilities                  7
              Statement of Operations                              8
              Statements of Changes in Net Assets                  9
              Financial Highlights                                10
              Notes to Financial Statements                       11

       CAPITAL APPRECIATION PORTFOLIO
             Schedule of Portfolio Investments                    13
             Statement of Assets and Liabilities                  15
             Statement of Operations                              16
             Statements of Changes in Net Assets                  17
             Financial Highlights                                 18
             Notes to Financial Statements                        19


                              -------------------
          The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed byDeutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------


--------------------------------------------------------------------------------
                                       2

Mid Cap
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


We are pleased to present you with this semi-annual report for Mid Cap (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The name of the Fund has changed to Deutsche Mid Cap, to reflect the acquisition of Bankers Trust by Deutsche Bank. The Fund's investment objectives, policies and strategies remain the same.

MARKET ACTIVITY
MID CAPITALIZATION GROWTH STOCKS SIGNIFICANTLY OUTPERFORMED BOTH THEIR LARGE CAP AND SMALL CAP BRETHREN DURING THE SIX MONTHS ENDED MARCH 31, 2000. The S&P 400 Mid Cap Index returned 32.06% for the semi-annual period as compared to the large cap return of the S&P 500 of 17.51% and the small cap return of the Russell 2000 Index of 26.83%.

A THEME OF "VOLATILITY AND REVERSAL" CONTINUED TO DOMINATE THE MID CAP EQUITY MARKET AS WELL AS THE BROADER EQUITY MARKETS.
o In October the U.S. equity markets were buffeted between fears that the economy may be overheating and hopes that the strong growth/low inflation scenario would continue. There was slight moderation in some of the more interest-sensitive, cyclical sectors such as housing and autos, but domestic demand still had considerable momentum and the export sector began to revive, buoyed by the pickup in global demand. By mid-October, the equity markets gained strength, as investors set aside concerns of higher interest rates and focused on the positive aspects of growth.
o Overall, the fourth calendar quarter of 1999 experienced significant strength in the equity markets, as the U.S. economy remained robust with few signs of inflation. There continued to be tight labor markets, but productivity stayed strong. Economic momentum also continued to build around the world. However, this equity market strength was relatively narrow and confined primarily to the technology and telecommunications sectors across all market capitalizations.
o January began with weakness in the broader markets as investors looked toward a number of possible Federal Reserve Board interest rate increases in the first half of the year 2000 following a robust fourth quarter and holiday selling season. Following this short-lived early weakness, the mid cap market as well as the broader equity markets resumed strength, narrowly confined to technology, telecommunications and select biotechnology issues where growth was expected to continue despite rising interest rates.
o In February, there was a sell off of such "Old Economy" sectors as manufacturing and other cyclical industries on fears of higher interest rates. However, such "New Economy" sectors as technology and biotechnology continued to do well, helping to boost the S&P 400 Mid Cap Index overall.
o Market volatility intensified in March on fears of further interest rate increases as well as valuation concerns in the technology and biotechnology areas.

THROUGHOUT THE SEMI-ANNUAL PERIOD, MID CAP COMPANIES EXHIBITED STRONG EARNINGS GROWTH AND VERY ATTRACTIVE RELATIVE VALUATIONS. Growth outperformed value within the mid cap sector. Communications services, mostly driven by the cellular and wireless industries, health care and technology were among the best performing sectors for the semi-annual period. The utilities sector and the energy sector performed particularly well in the first quarter of 2000, the latter benefiting from rising oil prices.


TEN LARGEST STOCK HOLDINGS
(percentages are based on market value of total investments)

Maxim Integrated Product              3.14%
PE Corp. - PE Biosystems              3.11
Network Appliance, Inc.               2.75
Immunex Corp.                         2.60
Flextronics International             2.49
BJ Service Co.                        2.42
Citrix Systems, Inc.                  2.40
Ivax Corp.                            2.38
Scientific-Atlanta, Inc.              2.33
Dynegy, Inc.                          2.28


--------------------------------------------------------------------------------
                                       3

Mid Cap
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


INVESTMENT REVIEW
The Fund significantly outperformed its benchmark for the six month period, particularly well worth noting given the extremely high volatility in the mid cap equity market during this semi-annual period. Specific stock selection and sector positioning bolstered Fund performance.

For example, among the Fund's largest holdings within the top performing sectors were Network Appliance Inc., PE Corp.-PE Biosystems, Ivax Corp., Citrix Systems, Maxim Integrated Product, Univision Communications, BEA Systems Inc., InfoSpace.com Inc., and Immunex Corp. Given the narrowness of mid cap outperformance, our team's stock-picking skills became ever more critical to the Fund's success. So, too, did our extensive research into sectors.

In the fourth quarter of 1999, the Fund was overweight in the three best performing sectors-technology, communications services and health care. Also having a positive impact on relative performance were underweight positions in three of the poorer performing sectors-utilities, financials and basic materials. Detracting from performance was an underweight position in capital goods and an overweight position in consumer staples.

The energy sector was a top performer in the first quarter of 2000, and the Fund's overweight position boosted the portfolio's return. Technology continued to be a winning sector in the first quarter of 2000, and the Fund remained overweight there as well. Performance was also aided during these months by underweight positions in financials, basic materials and consumer cyclicals, three of the poorer performing sectors.

MANAGER OUTLOOK
Our outlook for the equity markets in general is favorable. The U.S. economy continues to benefit from strong productivity-led growth without an apparent rise in inflation. In addition, synchronized worldwide growth is not expected to cause inflationary pressure due to excess economic capacity. However, we expect the Federal Reserve Board to remain vigilant on the inflation front and believe the likelihood exists that the Federal Reserve Board may well raise interest rates several more times during the remainder of the year 2000. There is also the risk that Presidential campaign rhetoric and elections may cause market volatility to increase.



                                            CUMULATIVE TOTAL RETURNS                   AVERAGE ANNUAL TOTAL RETURNS
     Periods ended          Past 6     Past 1      Past 3      Past 5       Since     Past 1     Past 3    Past 5     Since
     March 31, 2000         months      year       years        years    inception     year      years     years    inception
------------------------------------------------------------------------------------------------------------------------------
 Mid Cap(1)
     (inception 3/9/93)     58.20%     70.48%     180.31%      247.07%    346.67%     70.48%     41.00%    28.26%    23.61%
  S&P Midcap 400
      Index(2)
     (since 3/31/93)        32.06%     38.08%     106.72%      194.10%    238.17%     38.08%     27.39%    24.08%    19.01%
  Lipper Multicap
     Growth Average(3)
     (since 3/31/93)        55.62%     65.13%     182.02%      284.12%    342.67%     65.13%     40.24%    30.23%    23.12%

--------------------------------------------------------------------------------
(1) Past performance is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses. Had these fees and expenses not been waived, the Fund's return would have been lower.
(2) Indices are unmanaged, and investments cannot be made in an index. The S&P Mid Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges. During the six months ended March 31, 2000, Lipper changed the way it classifies mutual funds. As a result of this reclassification, Mid Cap is now part of the Lipper Multi Cap Growth Average. Previously, Mid Cap was part of the Lipper Mid Cap Growth Average.


--------------------------------------------------------------------------------
                                       4

Mid Cap
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS


PORTFOLIO DIVERSIFICATION
By Theme as of March 31, 2000
(percentages are based on market value of total investments)

Energizing the Globe                      13.6%
Client Server Computing                   12.5
The Ubiquitous Semiconductor              11.8
Telecommunications                        10.5
Life Sciences Revolution                   9.6
Managing the Information Age               7.9
America's Changing Leisure Time            4.9
Interactive Media                          3.6
Life on the Net                            3.4
Special Situations                         2.9
New Consumer                               2.5
New Healthcare Paradigm                    2.4
Stores of Value                            2.3
Our Strengthening Financial Structure      1.6
Miscellaneous(1)                           2.0
Cash                                       8.5
--------------------------------------------------------------------------------
(1) Includes themes with weightings of less than 1.5%.



Although we anticipate future periods of volatility in the marketplace while global and domestic economic and political events run their course, we remain optimistic regarding mid cap stocks in general. The outlook for profit growth in this segment remains strong and relative valuations continue to be attractive. Company earnings reports continue to be generally positive to date.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that offer compelling valuations relative to their growth rates
o focus on companies that historically have strong, consistent earnings and revenue growth
o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors
o strictly adhere to our sell discipline seeking to help mitigate risk, and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.



                               /s/ MARY P. DUGAN
                                 Mary P. Dugan
            Portfolio Manager of the CAPITAL APPRECIATION PORTFOLIO
                                 March 31, 2000


--------------------------------------------------------------------------------
                                       5

Mid Cap
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON


                              [GRAPHIC OMITTED]


                         Mid Cap  S&P MidCap 400
                Mar-93   10,000   10,000
                Sep-93   11,838   10,747
                Mar-94   11,409   10,614
                Sep-94   11,728   10,920
                Mar-95   12,857   11,498
                Sep-95   16,813   13,734
                Mar-96   16,786   14,788
                Sep-96   18,890   15,657
                Mar-97   15,919   16,358
                Sep-97   21,655   21,779
                Mar-98   23,318   24,380
                Sep-98   19,201   20,460
                Mar-99   26,202   24,379
                Sep-99   28,235   25,492
                Mar-00   44,667   33,817


       Average Annual Total Return for the Periods Ended March 31, 2000(2)

           One Year 70.48%   Five Years 28.26%   Since 3/9/931 23.61%

--------------------------------------------------------------------------------
(1) The Fund's inception date.
(2) Unaudited.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividends and capital gain distributions. During the period the Fund waived certain fees and expenses.
Benchmark return is for the period beginning March 31, 1993.


--------------------------------------------------------------------------------
                                       6

Mid Cap
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

                                                                               As of
                                                                               March 31, 2000
                                                                               --------------
ASSETS
     Investment in Capital Appreciation Portfolio, at Value                       $44,413,470
     Receivable for Shares of Beneficial Interest Subscribed                           20,500
     Prepaid Expenses and Other                                                        23,560
                                                                                  -----------
Total Assets                                                                       44,457,530
                                                                                  -----------
LIABILITIES
     Due to Bankers Trust                                                              26,723
     Accrued Expenses and Other                                                        23,113
                                                                                  -----------
Total Liabilities                                                                      49,836
                                                                                  -----------
NET ASSETS                                                                        $44,407,694
                                                                                  ===========
COMPOSITION OF NET ASSETS
     Paid-in Capital                                                              $23,993,030
     Accumulated Net Realized Gain from Investment Transactions                     5,195,683
     Net Unrealized Appreciation on Investments                                    15,218,981
                                                                                  -----------
Net Assets                                                                        $44,407,694
                                                                                  ===========
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares of
     beneficial interest authorized)                                                2,456,004
                                                                                  ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     (net assets divided by shares outstanding)                                        $18.08
                                                                                  ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       7

Mid Cap
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                          FOR THE SIX
                                                                                          MONTHS ENDED
                                                                                         MARCH 31, 2000
                                                                                         --------------
INVESTMENT INCOME
     Net Investment Income Allocated from Capital Appreciation Portfolio                  $    30,258
                                                                                          -----------
EXPENSES
     Administration and Services Fees                                                         116,061
     Printing and Shareholder Reports                                                           8,835
     Professional Fees                                                                          6,881
     Trustees Fees                                                                              1,995
     Registration Fees                                                                          1,382
     Miscellaneous Expenses                                                                     1,772
                                                                                          -----------
Total Expenses                                                                                136,926
Less: Fee Waivers or Expense Reimbursements                                                   (20,865)
                                                                                          -----------
     Net Expenses                                                                             116,061
                                                                                          -----------
EXPENSES IN EXCESS OF INVESTMENT INCOME                                                       (85,803)
                                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENT
     Net Realized Gain from Investment Transactions                                         5,319,828
     Net Change in Unrealized Appreciation/Depreciation on Investment                      10,271,756
                                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENT                                             15,591,584
                                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                                $15,505,781
                                                                                          ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       8

Mid Cap
--------------------------------------------------------------------------------
Statements of Changes in Net Assets


                                                                 FOR THE SIX              FOR THE
                                                                MONTHS ENDED             YEAR ENDED
                                                              MARCH 31, 2000(1)      SEPTEMBER 30, 1999
                                                              -----------------      ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Expenses in Excess of Investment Income                   $    (85,803)          $   (144,859)
     Net Realized Gain from Investment Transactions               5,319,828              8,027,605
     Net Change in Unrealized Appreciation/Depreciation
          on Investment                                          10,271,756              1,426,125
                                                               ------------           ------------
Net Increase in Net Assets from Operations                       15,505,781              9,308,871
                                                               ------------           ------------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gain from Investment Transactions              (7,759,652)            (3,057,167)
                                                               ------------           ------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
     Proceeds from Sales of Shares                               10,999,970              9,866,222
     Dividend Reinvestments                                       5,252,658              1,940,215
     Cost of Shares Redeemed                                     (8,323,066)           (14,822,874)
                                                               ------------           ------------
Net Increase (Decrease) from Capital Transactions in
     Shares of Beneficial Interest                                7,929,562             (3,016,437)
                                                               ------------           ------------
TOTAL INCREASE IN NET ASSETS                                     15,675,691              3,235,267
NET ASSETS
     Beginning of Period                                         28,732,003             25,496,736
                                                               ------------           ------------
     End of Period                                             $ 44,407,694           $ 28,732,003
                                                               ============           ============

--------------------------------------------------------------------------------
(1) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       9

Mid Cap
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected data for a share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated for Mid Cap.


                                                                                                                 FOR THE PERIOD
                                                  FOR THE SIX                                                     JAN. 1, 1995
                                                  MONTHS ENDED            FOR THE YEARS ENDED SEPTEMBER 30,       TO SEPT. 30,
                                                MARCH 31, 2000(3)    1999        1998        1997        1996       1995(2)
                                                -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                 $14.77         $11.38     $15.72       $16.79      $16.83      $12.10
                                                     ------         ------     ------       ------      ------      ------
INCOME (LOSS) FROM INVESTMENT
     OPERATIONS
     Expenses in Excess of Investment
          Income                                      (0.03)         (0.07)     (0.12)       (0.13)      (0.10)      (0.07)
     Net Realized and Unrealized Gain (Loss)
          from Investment Transactions                 7.27           4.99      (1.58)        2.13        1.89        4.80
                                                     ------         ------     ------       ------      ------      ------
Total Income (Loss) from Investment
     Operations                                        7.24           4.92      (1.70)        2.00        1.79        4.73
                                                     ------         ------     ------       ------      ------      ------
DISTRIBUTIONS TO SHAREHOLDERS
     Net Realized Gain from Investment
          Transactions                                (3.93)         (1.53)     (2.64)       (3.07)      (1.83)         --
                                                     ------         ------     ------       ------      ------      ------
NET ASSET VALUE, END OF PERIOD                       $18.08         $14.77     $11.38       $15.72      $16.79      $16.83
                                                     ======         ======     ======       ======      ======      ======
TOTAL INVESTMENT RETURN                               58.20%         47.05%    (11.42)%      14.64%      12.35%      39.09%
SUPPLEMENTAL DATA AND RATIOS:
     Net Assets, End of Period (000s
          omitted)                                  $44,408        $28,732    $25,497      $49,002     $67,385     $57,380
     Ratios to Average Net Assets:
          Expenses in Excess of Investment
               Income                                 (0.48)%(1)     (0.58)%    (0.70)%      (0.77)%     (0.66)%     (0.65)%(1)
          Expenses After Waivers, Including
               Expenses of the Capital
                    Appreciation Portfolio             1.25%(1)       1.25%      1.25%        1.25%       1.25%       1.25%(1)
          Expenses Before Waivers, Including
               Expenses of the Capital
                    Appreciation Portfolio             1.62%(1)       1.88%      1.64%        1.54%       1.51%       1.57%(1)

--------------------------------------------------------------------------------
(1) Annualized.
(2) Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       10

Mid Cap
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
BT Investment Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Mid Cap (the "Fund") is one of the funds offered to investors by the Trust. The Fund began operations on March 9, 1993. The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Capital Appreciation Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2000, the Fund's investment was approximately 100% of the Portfolio.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income, if any. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust") an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001, and reimburse expenses of the Fund, to the extent necessary, to limit all expenses to .65% of the average daily net assets of the Fund, excluding expenses of the Portfolio, and 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

ICC Distributors, Inc. provides distribution services to the Fund.


--------------------------------------------------------------------------------
                                       11

Mid Cap
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--SHARES OF BENEFICIAL INTEREST
At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:


                         FOR THE SIX                FOR THE
                        MONTHS ENDED               YEAR ENDED
                     MARCH 31, 2000(1)         SEPTEMBER 30, 1999
                --------------------------  --------------------------
                    Shares     Amount          Shares         Amount
                ------------  -----------   -----------   -------------
Sold                691,776   $10,999,970      707,455    $  9,866,222
Reinvested          383,966     5,252,658      173,543       1,940,215
Redeemed           (564,980)   (8,323,066)  (1,175,938)    (14,822,874)
                -----------   -----------   ----------    ------------
Net Increase
  (Decrease)        510,762   $(7,929,562)    (294,940)   $ (3,016,437)
                ===========   ===========   ==========    ============
--------------------------------------------------------------------------------
(1) Unaudited.


NOTE 4--FUND NAME CHANGE
On January 31, 2000, the Fund changed its name from BT Investment Capital Appreciation Fund to Mid Cap.

NOTE 5--FUND MERGER
On September 8, 1999, the Board of Trustees voted to recommend that Equity Appreciation merge into Mid Cap. The Board has determined that this proposal is in the best interest of shareholders. The merger will take place on August 31, 2000.


--------------------------------------------------------------------------------
                                       12

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000 (Unaudited)




  SHARES            DESCRIPTION                                    VALUE
  ------            -----------                                    -----
           COMMON STOCKS - 92.0%
           AMERICA'S CHANGING LEISURE TIME - 4.9%
   9,600   Harley-Davidson, Inc.                               $   762,000
   4,600   Hispanic Broadcasting Corp.(1)                          520,950
   8,100   Univision Communications, Inc.(1)                       915,300
                                                               -----------
                                                                 2,198,250
                                                               -----------
           AMERICA'S INDUSTRIAL RENAISSANCE - 1.2%
   4,500   SPX Corp.                                               512,719
                                                               -----------
           CLIENT SERVER COMPUTING - 12.5%
  11,400   BEA Systems, Inc.(1)                                    836,475
  16,200   Citrix Systems, Inc.(1)                               1,073,250
  15,800   Flextronics International Ltd.(1)                     1,112,912
   8,200   Mercury Interactive Corp.(1)                            649,850
  14,800   Network Appliance, Inc.(1)                            1,224,700
   8,600   Rational Software Corp.(1)                              657,900
                                                               -----------
                                                                 5,555,087
                                                               -----------
           ENERGIZING THE GLOBE - 13.7%
  11,070   Apache Corp.                                            550,732
  14,600   BJ Services Co.(1)                                    1,078,575
   8,900   Cooper Cameron Corp.(1)                                 595,187
   7,200   Devon Energy Corp.                                      349,650
  16,204   Dynegy, Inc.                                          1,016,801
  11,400   Montana Power Co.(1)                                    729,600
  16,490   Noble Drilling Corp.(1)                                 683,304
  13,600   Sante Fe International Corp.                            503,200
   7,400   Smith International, Inc.(1)                            573,500
                                                               -----------
                                                                 6,080,549
                                                               -----------
           INTERACTIVE MEDIA - 3.6%
   8,000   Charter Communications(1)                               114,625
  16,400   Scientific-Atlanta, Inc.                              1,040,375
  19,300   USA Networks, Inc.(1)                                   435,456
                                                               -----------
                                                                 1,590,456
                                                               -----------
           LIFE ON THE NET - 3.4%
   3,200   Art Technology Group(1)                                 210,200
   5,300   Broadvision, Inc.(1)                                    237,837
   6,500   Infospace.com, Inc.(1)                                  945,344
     800   Vignette Corp.(1)                                       128,200
                                                               -----------
                                                                 1,521,581
                                                               -----------
           LIFE SCIENCES REVOLUTION - 9.6%
     600   Abgenix, Inc.(1)                                         82,875
   1,900   Alkermes, Inc.(1)                                       175,750
  18,300   Immunex Corp.(1)                                      1,160,906
   5,000   Invitrogen Corp.(1)                                     290,312
   4,000   Medimmune, Inc.(1)                                      696,500
   2,500   Nanogen, Inc.(1)                                         85,000
  14,400   Pe Corp. - Pe Biosystems Group                        1,389,600
   1,500   Qiagen NV(1)                                            204,000
   2,900   Techne Corp.(1)                                         200,100
                                                               -----------
                                                                 4,285,043
                                                               -----------


  SHARES            DESCRIPTION                                    VALUE
  ------            -----------                                    -----
           MANAGING THE INFORMATION AGE - 8.0%
     700   Aether Systems, Inc.(1)                              $  127,050
   5,500   Alteon Websystems, Inc.(1)                              451,000
   4,900   Brocade Communications(1)                               878,631
   2,100   Cobalt Networks, Inc.(1)                                 98,700
   3,300   OTG Software, Inc.(1)                                   133,031
  13,000   Portal Software, Inc.(1)                                740,187
   3,200   Redback Networks(1)                                     959,800
   1,000   Verisign, Inc.(1)                                       149,500
                                                               -----------
                                                                 3,537,899
                                                               -----------
           NEW CONSUMER - 2.5%
   7,200   Circuit City Stores, Inc.                               438,300
   1,765   Gucci Group NV                                          156,975
  11,300   Zale Corp.(1)                                           533,219
                                                               -----------
                                                                 1,128,494
                                                               -----------
           NEW HEALTH PARADIGM - 2.4%
  39,000   IVAX Corp.(1)                                         1,062,750
                                                               -----------
           OUR STRENGTHENING FINANCIAL STRUCTURE - 1.6%
   4,200   AMBAC Financial Group                                   211,575
  10,175   Charter One Financial, Inc.                             213,675
  16,400   North Fork Bancorp                                      293,150
                                                               -----------
                                                                   718,400
                                                               -----------
           PRODUCTIVITY ENHANCEMENT - 0.8%
   3,300   Caliper Technologies                                    266,888
   1,800   Palm, Inc.(1)                                            80,775
                                                               -----------
                                                                   347,663
                                                               -----------
           SPECIAL SITUATIONS - 3.0%
   5,200   Bowater, Inc.                                           277,550
  11,500   Energy East Corp.                                       227,844
  37,600   Northeast Utilities Corp.(1)                            808,400
                                                               -----------
                                                                 1,313,794
                                                               -----------
           STORES OF VALUE - 2.4%
  14,700   BJ's Wholesale Club(1)                                  567,788
  22,900   Family Dollar Stores, Inc.                              476,607
                                                               -----------
                                                                 1,044,395
                                                               -----------
           TELECOMMUNICATIONS - 10.5%
   7,600   Allegiance Telecom, Inc.(1)                             612,750
  12,500   American Tower Corp. - Class A                          617,188
   2,300   Avanex Corp.(1)                                         349,025
   7,700   Clarent Corp.(1)                                        694,444
   2,800   Micromuse, Inc.(1)                                      388,675
   3,200   Netro Corp.(1)                                          208,050
   5,600   Nextlink Communications, Inc.(1)                        692,650
   2,800   SDL, Inc.(1)                                            596,050
   4,000   Voicestream Wireless Corp.(1)                           515,250
                                                               -----------
                                                                 4,674,082
                                                               -----------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       13

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2000 (Unaudited)



  SHARES            DESCRIPTION                                    VALUE
  ------            -----------                                    -----
           THE UBIQUITOUS SEMICONDUCTOR - 11.9%
   5,700   Altera Corp.(1)                                     $   508,725
   3,300   EMCORE Corp.(1)                                         379,706
   9,840   LSI Logic Corp.(1)                                      714,630
  19,700   Maxim Integrated Products, Inc.(1)                    1,399,931
  11,750   Microchip Technology, Inc.(1)                           772,563
   8,700   National Semiconductor Corp.(1)                         527,438
  11,800   Teradyne, Inc.(1)                                       970,550
                                                               -----------
                                                                 5,273,543
                                                               -----------
TOTAL COMMON STOCKS
     (Cost $25,259,804)                                         40,844,705
                                                               -----------



  SHARES            DESCRIPTION                                    VALUE
  ------            -----------                                    -----
                    SHORT-TERM INSTRUMENT - 8.5%
                    MUTUAL FUND - 8.5%
        3,770,096   Institutional Cash Management Fund         $ 3,770,096
                                                               -----------
TOTAL SHORT-TERM INSTRUMENT
     (Cost $3,770,096)                                           3,770,096
                                                               -----------
TOTAL INVESTMENTS
     (Cost $29,029,900)                    100.5%              $44,614,801
LIABILITIES IN EXCESS OF OTHER ASSETS       (0.5)                 (201,288)
                                           -----               -----------
NET ASSETS                                 100.0%              $44,413,513
                                           =====               ===========


--------------------------------------------------------------------------------
(1) Non-income producing security for the six month period ended March 31, 2000.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       14

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                  AS OF
                                                                  MARCH 31, 2000
                                                                  --------------
ASSETS
     Investments, at Value (Cost of $29,029,900)                     $44,614,801
     Receivable for Shares of Beneficial Interest Subscribed              70,000
     Receivable for Securities Sold                                      139,722
     Dividends and Interest Receivable1                                   24,950
     Prepaid Expenses and Other                                              313
                                                                     -----------
Total Assets                                                          44,849,786
                                                                     -----------
LIABILITIES
     Payable for Securities Purchased                                    395,539
     Due to Bankers Trust                                                 20,327
     Accrued Expenses and Other                                           20,407
                                                                     -----------
Total Liabilities                                                        436,273
                                                                     -----------
NET ASSETS                                                           $44,413,513
                                                                     ===========
COMPOSITION OF NET ASSETS
     Paid-in Capital                                                 $28,828,612
     Net Unrealized Appreciation on Investments                       15,584,901
                                                                     -----------
NET ASSETS                                                           $44,413,513
                                                                     ===========
--------------------------------------------------------------------------------
(1) Includes $20,863 from the Portfolio's investment in the Institutional Cash Management Fund.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       15

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                          FOR THE SIX
                                                                          MONTHS ENDED
                                                                         MARCH 31, 2000
                                                                         --------------
INVESTMENT INCOME
     Dividends                                                            $15,136,482
                                                                          -----------
EXPENSES
     Advisory Fees                                                            114,560
     Administration and Services Fees                                          17,892
     Professional Fees                                                         16,948
     Trustees Fees                                                              1,631
     Miscellaneous                                                                823
                                                                          -----------
Total Expenses                                                                151,854
Less: Fee Waivers or Expense Reimbursements                                   (45,630)
                                                                          -----------
Net Expenses                                                                  106,224
                                                                          -----------
NET INVESTMENT INCOME                                                          30,258
                                                                          -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net Realized Gain from Investment Transactions                         5,319,833
     Net Change in Unrealized Appreciation/Depreciation on Investments     10,271,766
                                                                          -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            15,591,599
                                                                          -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                $15,621,857
                                                                          ===========


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       16

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                               FOR THE SIX            FOR THE
                                                              MONTHS ENDED           YEAR ENDED
                                                             MARCH 31, 2000(1)   SEPTEMBER 30, 1999
                                                             -----------------   ------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
     Net Investment Income                                     $    30,258           $    17,564
     Net Realized Gain from Investment Transactions              5,319,833             8,027,612
     Net Change in Unrealized Appreciation/Depreciation
          on Investments                                        10,271,766             1,426,127
                                                               -----------           -----------
Net Increase in Net Assets from Operations                      15,621,857             9,471,303
                                                               -----------           -----------
CAPITAL TRANSACTIONS
     Proceeds from Capital Invested                             10,979,471            10,983,175
     Value of Capital Withdrawn                                (10,928,387)          (17,403,228)
                                                               -----------           -----------
Net Increase (Decrease) in Net Assets from Capital
     Transactions                                                 51,084              (6,420,053)
                                                               -----------           -----------
TOTAL INCREASE IN NET ASSETS                                    15,672,941             3,051,250
NET ASSETS
     Beginning of Period                                        28,740,572            25,689,322
                                                               -----------           -----------
     End of Period                                             $44,413,513           $28,740,572
                                                               ===========           ===========

--------------------------------------------------------------------------------
(1) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       17

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS


Contained below are selected supplemental data and ratios to average net assets for the periods indicated for the Capital Appreciation Portfolio.

                                                                                                        FOR THE PERIOD
                                      FOR THE SIX                                                        JAN. 1, 1995
                                      MONTHS ENDED              FOR THE YEARS ENDED SEPTEMBER 30,         TO SEPT. 30,
                                     MARCH 31, 2000(3)     1999         1998        1997         1996       1995(2)
                                     ---------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
Net Assets, End of Period
     (000s omitted)                    $44,414           $28,741      $25,689     $48,972      $68,385     $149,888
Ratios to Average Net Assets:
     Net Investment Income
          (Expenses in Excess
          of Income)                      0.17%(1)          0.07%       (0.05)%     (0.12)%      (0.01)%       0.01%(1)
     Expenses After Waivers               0.60%(1)          0.60%        0.60%       0.60%        0.60%        0.60%(1)
     Expenses Before Waivers              0.85%(1)          0.91%        0.86%       0.81%        0.77%        0.78%(1)
Portfolio Turnover Rate                     64%              155%         145%        167%         271%         125%

--------------------------------------------------------------------------------
(1) Annualized.
(2) The Board of Trustees approved the change of the fiscal year end from December 31 to September 30.
(3) Unaudited.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
                                       18

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 1--ORGANIZATION AND SIGNIFICANT
        ACCOUNTING POLICIES
A. ORGANIZATION
The Capital Appreciation Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on October 28, 1992, as an unincorporated trust under the laws of New York and began operations on March 9, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. SECURITY VALUATION
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. OTHER
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.


NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"), an indirect wholly owned subsidiary of Deutsche Bank A.G. Under this agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

Bankers Trust has contractually agreed to waive its fees through January 31, 2001 and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to .60% of the average daily net assets of the Portfolio.

The Portfolio may invest in the Institutional Cash Management Fund (the "Cash Management Fund"), an open-end management investment company managed by Bankers Trust Company. The Cash Management Fund is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust. Distributions from the Cash Management Fund to the Portfolio for the six months ended March 31, 2000 amounted to $79,327 and are included in dividend income.

At March 31, 2000, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $150,000,000, which expires April 29, 2000. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants, based on net assets. No amounts were drawn down or outstanding for this Portfolio under the credit facility for the six month period ended March 31, 2000. Subsequent to March 31, 2000, the revolving credit facility was renewed and increased to $200,000,000, which expires April 27, 2001.


--------------------------------------------------------------------------------
                                       19

Capital Appreciation Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--PURCHASES AND SALES OF INVESTMENT
        SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six month period ended March 31, 2000 were $21,097,031 and $21,561,141, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2000, was $29,029,900. The aggregate gross unrealized appreciation for all investments was $17,125,507 and the aggregate gross unrealized depreciation for all investments was $1,540,606.


NOTE 4--PORTFOLIO MANAGER CHANGE
Effective May 11, 2000, Doris Klug replaces Mary Dugan as portfolio manager.


--------------------------------------------------------------------------------
                                       20

                      (This page intentionally left blank)

                      (This page intentionally left blank)

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to us at:
                                DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                P.O. BOX 219210
                                KANSAS CITY, MO 64121-9210
or call our toll-free number:   1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.







Mid Cap                                                     CUSIP #055922819
BT INVESTMENT FUNDS                                         1665SA (3/00)

Distributed by:
ICC Distributors, Inc.